EXHIBIT 10.37

                              NALCO HOLDING COMPANY
                            2004 STOCK INCENTIVE PLAN

                         RESTRICTED STOCK UNIT AGREEMENT

                                   2005 GRANT

                  THIS AGREEMENT, is made effective as of February 18, 2005 (the
"GRANT DATE"), between Nalco Holding Company (the "COMPANY") and Daniel S.
Sanders (the "PARTICIPANT").

                                R E C I T A L S:

                  WHEREAS, the Company has adopted the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this
Agreement; and

                  WHEREAS, the Board of Directors of the Company (the "Board")
has determined that the Participant be granted the Restricted Stock Units provided for herein pursuant to the Plan and the terms set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants
hereinafter set forth, the parties agree as follows:

                  Definitions. Whenever the following terms are used in this
Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

                  (HHHHHH) "PLAN" means the Nalco Holding Company 2004 Stock
Incentive Plan, as the same may be amended, supplemented or modified from time to time.

                  (iiiiii) "RESTRICTED STOCK UNIT" means the unfunded, unsecured right of the Participant to receive a share of the Company's common stock, par value $0.01 per share (the "SHARES").

                  Grant of Restricted Stock Units. The Company hereby grants to the Participant, subject to the terms and conditions of this Agreement and the
Plan, 2,000 Restricted Stock Units. The Participant shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in Shares in respect of the Restricted Stock Units until such Restricted
Stock Units have been distributed to the Participant in the form of Shares.

Delivery of Shares Underlying the Restricted Stock Units.
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                  (jjjjjj) In General. Subject to Sections 3(b), 3(c) and 3(d),
(i) the Company shall issue or cause there to be transferred to the Participant on January 1, 2007, a number of Shares equal to the aggregate number of
Restricted Stock Units granted to the Participant under this Agreement.

                  (kkkkkk) Change of Control. Notwithstanding the foregoing, upon a Change of Control, the Company shall issue or cause there to be transferred, to the extent not previously cancelled or forfeited, to the
Participant a number of Shares equal to the aggregate number of Restricted Stock
Units granted to the Participant under this Agreement.

                  (llllll) Cancellation of Restricted Stock Units. Upon the
issuance or transfer of Shares in accordance with this Section 3, a number of
Restricted Stock Units equal to the number of Shares issued or transferred to the Participant shall be cancelled.

                  (mmmmmm) Termination of Service on the Board of Directors. If the Participant ceases to be a member of the Board of Directors of the Company for any reason, the Restricted Stock Units shall be immediately canceled by the
Company without any payment or other consideration.

                  (nnnnnn) Registration or Qualification. Notwithstanding any other provision of the Plan or this Agreement to the contrary, absent an available exemption to registration or qualification, a Restricted Stock Unit may not be delivered prior to the completion of any registration or qualification of the Restricted Stock Units or the Shares to which they relate under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the
Board or the Company's Compensation Committee ("Committee") shall in its sole reasonable discretion determine to be necessary or advisable.

                  (oooooo) Certificates. As soon as practicable following the delivery date of the Shares subject to the Restricted Stock Units, the Company shall issue certificates in the Participant's name for such Shares. However, the
Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss by the
Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves

                  Legend on Certificates. The certificates representing the
Shares issued to the Participant upon the vesting of the Restricted Stock Units shall be subject to such stop transfer orders and other restrictions as the
Committee may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, any applicable federal or state laws or the Company's Certificate of Incorporation and Bylaws, and the
Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  Transferability. Unless otherwise determined by the Committee, a Restricted Stock Unit may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                  Withholding. The Company or its Affiliate shall have the right to withhold from any payment due or transfer made with respect to the Restricted
Stock Unit, any applicable withholding taxes in respect of the Restricted Stock
Unit or any payment or transfer with respect to the Restricted Stock Unit or under the Plan and to take such action as may be necessary in the option of the
Company to satisfy all obligations for the payment of such taxes.

                  Securities Laws. Upon the acquisition of any Shares pursuant to the vesting of the Restricted Stock Units, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

                  Notices. Any notice under this Agreement shall be addressed to the Company in care of its General Counsel at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other.
Any such notice shall be deemed effective upon receipt thereof by the addressee.

                  Governing Law. This Agreement shall be governed by and
construed in accordance with the laws of the State of New York, without regard to conflicts of laws.

                  Restricted Stock Units Subject to the Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Stock Units and the Shares received upon vesting are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail

                  Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this
Agreement by such party.

                  IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto.

                       NALCO HOLDING COMPANY

                       By: /s/ Stephen N. Landsman
                           ----------------------------------
                       Its Vice President, General Counsel & Corporate Secretary

                       /s/ Daniel S. Sanders
                       --------------------------------------
                       Participant